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                                                                  Exhibit 10(a)2


THIS AGREEMENT is made on the 25th day of March 2008

BETWEEN:-

(1) Hanny Magnetics (B.V.I.) Limited , a company incorporated in British Virgin Islands and having its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the "Vendor"); and

(2) China Enterprises Limited, a company incorporated in Bermuda and having its registered office at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda (the "Purchaser").

WHEREAS:-

(A) Cosmos Regent Limited ("Cosmos") is a private company incorporated under the laws of British Virgin Islands with limited liability and is validly existing as at the date hereof, particulars of which are set forth in Part I of Schedule 1 hereto.

(B) Cyber Generation Limited ("Cyber") is a private company incorporated under the laws of British Virgin Islands with limited liability and is validly existing as at the date hereof, particulars of which are set forth in Part II of Schedule 1 hereto

(C) Whole Good Limited ("Whole Good") is a private company incorporated under the laws of British Virgin Islands with limited liability and is validly existing as at the date hereof, particulars of which are set forth in Part III of Schedule 1 hereto.

(D) The Vendor is the registered and beneficial owner of the Sale Shares I, Sale Shares H and Sale Shares III (as hereinafter defined).

(E) The Vendor agreed to sell and the Purchaser agreed to purchase the Sale Shares I, Sale Shares II and Sale Shares III upon the terms and conditions hereinafter mentioned.

AND NOW IT IS HEREBY AGREED as follows:-

1.1 In this Agreement, unless otherwise expressed or required by the context, the following expressions shall have the respective meanings set opposite thereto:-

     Expression                        Meaning
     ----------                        -------
     "Completion"                      completion of the sale and purchase of
                                       the Sale Shares I, Sale Shares II and
                                       Sale Shares III in accordance with
                                       Clause 5;

     "HK$"                             Hong Kong Dollars;

                                       1
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
     "Hong Kong"                       the Hong Kong Special Administrative
                                       Region of the People's Republic of China;

     "Sale Shares I"                   1 share beneficially and legally owned by
                                       the Vendor, representing the entire
                                       issued share capital of Cosmos; ;

     "Sale Shares II"                  1 share beneficially and legally owned by
                                       the Vendor, representing the entire
                                       issued share capital of Cyber;

     "Sale Shares III"                 1 share beneficially and legally owned by
                                       the Vendor, representing the entire
                                       issued share capital of Whole Good

     "Share Consideration"             HK$38,000,000 being the aggregate
                                       purchase price payable by the Purchaser
                                       for the Sale Shares I, Sale Shares II and
                                       Sale Shares III pursuant to Clause 3;

     "Target Companies"                Cosmos, Cyber and Whole Good and Target
                                       Company shall mean any one of them;

     "United States"                   The United States of America;

     "USSEC"                           U.S. Securities and Exchange Commission;

     "US$"                             United States Dollars

     "Warranties"                      the warranties, representations and
                                       undertakings set out in Clause 6 and
                                       Schedule 2.

1.2 The headings to the Clauses of this Agreement are for ease of reference only and shall be ignored in interpreting this Agreement.

1.3 Reference to Clauses, Schedules and Recitals are references to clauses, schedules and recitals of or to this Agreement which shall form part of this Agreement.

1.4 Unless the context otherwise requires, words and expressions in the singular include the plural and vice versa.

1.5 Unless the context otherwise requires, references to a person include any public body and any body of persons, corporate or unincorporate.

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1.6  Unless the context otherwise requires, references to Ordinances or enactments shall be construed as a reference to such Ordinances or enactments as they may be amended or re-enacted from time to time and for the time being in force


2.   SALE AND PURCHASE OF THE SALE SHARES

     Subject to the terms and conditions contained in this Agreement, the Vendor as legal and beneficial owner hereby agrees to sell and the Purchaser hereby agrees to purchase the Sale Shares I, Sale Shares II and Sale Share III at the Share Consideration free from all claims, charges, liens, encumbrances, pre-emption rights, equities and other third party rights whatsoever and together with all rights and benefits now attached or at any time hereafter accruing thereto.


3.   CONSIDERATION

3.1 The Share Consideration for the purchase of the Sale Shares I, Sale Shares II and Sale Shares III shall be paid by the Purchaser to the Vendor in the following manner : -

     a) the sum of HK$10,000,000.00 as deposit to be paid by the Purchaser to the Vendor upon signing of this Agreement; and

     b) the balance of the Share Consideration for the sum of HK$28,000,000 to be paid by the Purchaser to the Vendor upon Completion.

3.2 The Purchaser shall remit to the Vendor the Share Consideration in clear fund pursuant to Clause 3.1 upon Completion by telegraphic transfer to the following bank account as designated by the Vendor or such other method as the Vendor and the Purchaser shall agree in writing:-

     Name of Bank : Hang Seng Bank Limited
     Address of Bank: 339 Castle Peak Road, Cheung Sha Wan
     Bank Account Number : 219-024254-001
     Name of Bank Account Holder : Hanny Magnetics Limited


4.   CONDITIONS PRECEDENT

4.1 Completion shall be conditional upon the satisfaction of the following conditions : -

     a) the compliance and fulfillment by the Purchaser of all the requirements under the relevant laws and/or rules or regulations in the United States and/or the USSEC in relation to the transactions contemplated under this Agreement (if required); and

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     b)   the Purchaser having completed its legal, financial, tax and other due diligence investigation of the Target Companies and the results of such due diligence investigation being satisfactory to the Purchaser.

4.2 If any of the conditions in Clause 4.1 above has not been satisfied (or Clause 4.1(b) not being waived by the Purchaser) by 18 April 2008 or such later date as may be agreed by the parties hereto : -

     a) the Vendor shall within 7 days refund the deposit in the sum of HK$10,000,000 paid under Clause 3.1(a) to the Purchaser without interest; and

     b) this Agreement shall automatically lapse and be of no further effect (save for 1, 4, 10, 11, 12, 13, 14 and 15 which shall continue in full force and effect), whereupon no Party to this Agreement shall have any claim against, or liability or obligation (save for any antecedent breaches of this Agreement) to the other Party.


5.   COMPLETION

5.1 Subject to the fulfillment of the conditions under Clause 4 above, Completion shall take place within 7 days from the date of fulfillment of Clause 4 at the offices of the Vendor or at such other time and place as may be agreed in writing by the parties.

5.2 The Purchaser hereby agrees to pay the Share Consideration to the Vendor in accordance with the provisions of Clause 3.1 and 3.2 against which the Vendor will deliver and/or cause to be delivered to the Purchaser all of the following upon Completion:-

     (a) instrument(s) of transfer in favour of the Purchaser in respect of the Sale Shares I, Sale Shares II and Sale Shares III duly executed by the Vendor;

     (b) original share certificate(s) in respect of the Sale Shares I, Sale Shares II and Sale Shares III ;

     (c) resignation letters signed by the directors and the company secretaries of each of the Target Companies , such letters of resignation to state that they have no claim for compensation for loss of office or any other claims against each of the Target Companies;

     (d) the certificates of incorporation, the current business registration certificates (if any), the minutes books, all other statutory books and registers (duly written up to date), the chops, common seals and all securities seals of the Target

                                       4
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          Companies together with all other papers and documents relating to the
          Target Companies which are in the possession of or under the control of the Vendor;

     (e)  certified copy of board resolutions of each of the Target
          Companies : -

          (i) accepting the resignation(s) of the current directors and/or company secretary;

          (ii) approving the appointment of new directors and/or company secretary as designated by the Purchaser; and

          (iii) approving the transfer of Sale Shares I, Sale Shares II and Sale Shares III to the Purchaser and the transactions contemplated under this Agreement.

     (f) certified copy of board resolutions of the vendor approving the sale of Sale Shares I, Sale Shares II and Sale Shares III and the transactions contemplated under this agreement; and

     (g) Certificate of Incumbency of each of the Target Companies with issue date not earlier than five (5) days before Completion.

5.3 The transactions described in Clause 5.2 shall take place at the same time so that in default of performance of any such transactions or any part thereof by a party, the other party shall not be obliged to complete the sale and purchase as aforesaid (without prejudice to any other rights and remedies in respect of such default).


6.   REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

6.1 The Vendor hereby represents and warrants to and undertakes with the Purchaser that each of the Warranties is as at the date hereof true and correct in all respects.

6.2  The Warranties shall be deemed to be repeated at Completion.

6.3 Nothing herein contained shall prejudice either of the parties' right to specific performance of this Agreement.

6.4 Each party hereby undertakes to execute and do and cause or procure to be executed and done all such other documents, instruments, acts and things as the other party may reasonably require in order to give effect to this Agreement.

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6.5  Each party hereto hereby unconditionally and irrevocably represents to and warrants with the other that its entry into and performance of this Agreement will not be contrary to any applicable law.


7.   SEVERABILITY

     If at any time any one or more provisions hereof is or becomes invalid, illegal, unenforceable or incapable of performance in any respect, the validity, legality, enforceability or performance of the remaining provisions hereof shall not thereby in any way be affected or impaired.


8.   ENTIRE AGREEMENT

     This Agreement (together with the Schedule(s) hereto) constitutes the entire agreement and understanding between the parties hereto in connection with the subject-matter of this Agreement and supersedes all previous proposals, representations, warranties, agreements or undertakings relating thereto whether oral, written or otherwise and neither party has relied on any such proposals, representations, warranties, agreements or undertakings.


9.   TIME

9.1  Time shall be of the essence of this Agreement.

9.2 No time or indulgence given by any party to the other shall be deemed or in any way be construed as a waiver of any of its rights and remedies hereunder.


10.  CONFIDENTIALITY

     Save as may be required by law or by any regulatory authority, neither of the parties hereto nor their ultimate shareholders shall make any announcement or release or disclose any information concerning this Agreement or the transactions herein referred to or disclose the identity of the other party (save disclosure to their respective professional advisers under a duty of confidentiality or for giving effect to the provisions herein contained) without the written consent of the other party, such consent not to be unreasonably withheld or delayed.


11.  ASSIGNMENT

     This Agreement shall be binding on and shall enure for the benefits of the successors and assigns of the parties hereto but shall not be assigned by any party without the prior written consent of the other party.

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12.  NOTICES AND OTHER COMMUNICATIONS

     All notices, requests, reports, submissions and other communications permitted or required to be given under this Agreement shall be deemed to have been duly given if such notice or communication shall be in writing and delivered by personal delivery or by registered mail, facsimile transmission or other commercial means of prepaid delivery, postage or costs of transmission and delivery prepaid, to the parties at the following addresses until such time as either party shall give the other party hereto not less than ten (10) days prior written notice of a change of address in accordance with the provisions hereof.


     To Vendor            : 31st Floor, Bank of America Tower, 12 Harcourt Road,
                            Central, Hong Kong
                            Mr. Lui Siu Tsuen, Richard
                            Fax No.: (852) 2372 0620

     To Purchaser         : 31st Floor, Bank of America Tower, 12 Harcourt Road,
                            Central, Hong Kong
                            Dr. Yap Allan
                            Fax No.: (852) 2372 0620


13.  COSTS AND EXPENSES

     Each party shall pay for its own costs and expenses incidental to this Agreement and all transactions in connection therewith, and all stamp duty (if any) on the transfer of the Sale Shares I and Sale Shares II shall be borne by the Vendor and the Purchaser in equal shares.


14.  COUNTERPARTS

     This Agreement may be entered into in any number of counterparts and by the parties to it on separate counterparts, each of which when so executed and delivered shall be the original, but all the counterparts shall together constitute one and the same instrument.


15.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereto agree to submit to the non-exclusive jurisdiction of the courts of Hong Kong.

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IN WITNESS whereof the parties hereto have executed this Agreement the day and year first above written.


SIGNED by                                  )
                                           )    /s/ Mr. Lui Siu Tsuen, Richard
duly authorized for and on behalf of       )    -------------------------------
Hanny Magnetics (B.V.I.) Limited           )          Authorized Signature
in the presence of :                       )


SIGNED by                                  )
                                           )           /s/ Dr. Allan Yap
duly authorized for and on behalf of       )   --------------------------------
China Enterprises Limited                  )         Authorized Signature
in the presence of :-                      )

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                                   SCHEDULE 1

                                     Part I

                             Particulars of Cosmos

1.   Name of the Company       :  Cosmos Regent Limited

2.   Registered Office         :  Tropic Isle Building, P.O. Box 438, Road
                                  Town, Tortola, British Virgin Island

3.   Date of Incorporation     :  28th August 2000

     I.B.C. No.                :  403185

4.   Directors                 :  Yap, Allan
                                  Lui Siu Tsuen, Richard

5.   Secretary                 :  Hanny Management Limited

6.   Authorised Share Capital  :  US$50,000.00 divided into 50,000 shares of
                                  US$1.00 each

     Issued Share Capital      :  US$1.00 divided into 1 share of US$1.00

7.   Shareholder               :  Hanny Magnetics (B.V.I.) Limited holds 1 share

                                     Part II

                              Particulars of Cyber

1.   Name of the Company       :  Cyber Generation Limited

2.   Registered Office         :  P.O. Box 957, Offshore Incorporations Centre,
                                  Road Town, Tortola, British Virgin Islands

3.   Date of Incorporation     :  26th July 2000

     I.B.C. No.                :  395717

4.   Directors                 :  Yap, Allan
                                  Lui Siu Tsuen, Richard

5.   Secretary                 :  Hanny Management Limited

6.   Authorised Share Capital  :  US$50,000.00 divided into 50,000 shares of
                                  US$1.00 each

     Issued Share Capital      :  US$1.00 divided into 1 share of US$1.00 each

7.   Shareholder               :  Hanny Magnetics (B.V.I.) Limited holds 1 share

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                                    Part III

                            Particulars of Whole Good

1.   Name of the Company       :  Whole Good Limited

2.   Registered Office         :  P.O. Box 957, Offshore Incorporations Centre,
                                  Road Town, Tortola, British Virgin Islands

3.   Date of Incorporation     :  12th May 2006

     I.B.C. No.                :  1027415

4.   Directors                 :  Yap, Allan
                                  Lui Siu Tsuen, Richard

5.   Secretary                 :  Hanny Management Limited

6.   Authorised Share Capital  :  Maximum 50,000 shares with a par value of
                                  US$1.00 each

     Issued Share Capital      :  US$1.00 divided into 1 share of US$1.00

7.   Shareholder               :  Hanny Magnetics (B.V.I.) Limited holds 1 share

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

                                   SCHEDULE 2

                  REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

1.   Sale Shares I comprise the entire issued share capital of Cosmos.

2.   Sale Shares II comprise the entire issued share capital of Cyber.

3.   Sale Shares III comprise the entire issued share capital of Whole Good.

3. The Vendor is the legal and beneficial owner of Sale Shares I, Sale Shares II and Sale Shares III free from all liens, charges, encumbrances, claims, equities or pre-emptive or third party rights of whatsoever nature.

4. This Agreement will, when executed by the Vendor, be a legal, valid and binding agreement on it and enforceable in accordance with the terms hereof.

5. The information set out in Recitals (A) to (E) and the Schedule 1 are true and accurate in all respects.

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